EXHIBIT 99.2

FORM OF PROXY MATERIALS FOR ROSLYN BANCORP, INC.

ROSLYN BANCORP, INC.

ESOP

Please mark votes as in this example	☒

SPECIAL MEETING OF STOCKHOLDERS

October 29, 2003

10:00 a.m., Eastern Time

The undersigned hereby directs the ESOP trustee to vote all shares of Common Stock of the Company that the undersigned is entitled to vote in the ESOP at the Special Meeting of Stockholders, to be held on October 29, 2003 at 10:00 a.m., Eastern time, at The Huntington Town House, 124 East Jericho Turnpike, Huntington Station, New York, and at any and all adjournments thereof.

1.	To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2003, by and between New York Community Bancorp, Inc. and Roslyn Bancorp, Inc., as more fully described in the accompanying joint Proxy Statement/Prospectus.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Such other matters as may properly come before the Special Meeting and at any adjournments of the Special Meeting, including whether or not to adjourn the Special Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Please be sure to sign and date this voting instruction card in the box below.

Date
ESOP Participant sign above

Detach above card, date, sign and mail in postage paid envelope provided by October 22, 2003.

ROSLYN BANCORP, INC.

The above-signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a joint Proxy Statement/Prospectus dated September 23, 2003 to Stockholders.

ROSLYN BANCORP, INC.

401(K) PLAN

Please mark votes as in this example	☒

SPECIAL MEETING OF STOCKHOLDERS

October 29, 2003

10:00 a.m., Eastern Time

The undersigned hereby directs the 401(K) Plan trustee to vote all shares of Common Stock of the Company that the undersigned is entitled to vote in the 401(K) Plan at the Special Meeting of Stockholders, to be held on October 29, 2003 at 10:00 a.m., Eastern time, at The Huntington Town House, 124 East Jericho Turnpike, Huntington Station, New York, and at any and all adjournments thereof.

1.	To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2003, by and between New York Community Bancorp, Inc. and Roslyn Bancorp, Inc., as more fully described in the accompanying joint Proxy Statement/Prospectus.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Such other matters as may properly come before the Special Meeting and at any adjournments of the Special Meeting, including whether or not to adjourn the Special Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Please be sure to sign and date this voting instruction card in the box below.

Date
401(k) Plan Participant sign above

Detach above card, date, sign and mail in postage paid envelope provided by October 22, 2003.

ROSLYN BANCORP, INC.

The above-signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a joint Proxy Statement/Prospectus dated September 23, 2003 to Stockholders.

ROSLYN BANCORP, INC.

COMMON

Please mark votes as in this example	☒

SPECIAL MEETING OF STOCKHOLDERS

October 29, 2003

10:00 a.m., Eastern Time

The undersigned hereby directs the trustee for the 1997 and 2001 Stock Plans to vote all shares of Common Stock of the Company that the undersigned is entitled to vote in the 1997 and 2001 Stock Plans at the Special Meeting of Stockholders, to be held on October 29, 2003 at 10:00 a.m., Eastern time, at The Huntington Town House, 124 East Jericho Turnpike, Huntington Station, New York, and at any and all adjournments thereof.

1.	To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2003, by and between New York Community Bancorp, Inc. and Roslyn Bancorp, Inc., as more fully described in the accompanying joint Proxy Statement/Prospectus.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Such other matters as may properly come before the Special Meeting and at any adjournments of the Special Meeting, including whether or not to adjourn the Special Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Please be sure to sign and date this voting instruction card in the box below. Date

Date
Stock Plan Participant sign above

Detach above card, date, sign and mail in postage paid envelope provided by October 22, 2003.

ROSLYN BANCORP, INC.

The above-signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a joint Proxy Statement/Prospectus dated September 23, 2003 to Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ROSLYN BANCORP, INC.

PROXY/ VOTING INSTRUCTION CARD

The undersigned hereby appoints the Board of Directors of Roslyn Bancorp, Inc. (the “Company”) to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held on October 29, 2003, at 10:00 a.m., Eastern time, at The Huntington Town House, 124 East Jericho Turnpike, Huntington Station, New York, and at any and all adjournments of the Special Meeting, as indicated on the reverse side of this proxy.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-564-2326 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/rsl and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Printed on recycled paper

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Please mark your votes as indicated in this example	☒

1.	To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2003, by and between New York Community Bancorp, Inc. and Roslyn Bancorp, Inc., as more fully described in the accompanying joint Proxy Statement/Prospectus.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Such other matters as may properly come before the annual meeting and at any adjournments of the Special Meeting, including whether or not to adjourn the Special Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.				☐

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournment thereof. If no direction is given, this proxy will be voted “FOR” Proposal 1.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

Please be sure to sign and date this Proxy in the box below.

Date
Stockholder sign above	Co-holder (if any) sign above

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, October 28, 2003.

It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-564-2326	It’s fast, convenient, and your vote is immediately confirmed and posted.

Vote by Telephone	Vote by Internet

Follow these four easy steps:	Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.	1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-866-564-2326.	2. Go to the Website https://www.proxyvotenow.com/rsl

3. Enter your 9 digit Control Number located on your Proxy Card below.	3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.	4. Follow the recorded instructions.

Your vote is important!	Your vote is important!
Call 1-866-564-2326 anytime!	Go to https://www.proxyvotenow.com/rsl

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

FOR TELEPHONE/

INTERNET VOTING:

CONTROL NUMBER